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                                                           SUPPLEMENT
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                                                           January 22, 1998

                                                           to prospectuses dated
                                                           November 24, 1997

[LOGO]

Piper Funds Inc.
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Small Company Growth Fund

Emerging Growth Fund

Growth Fund

Growth and Income Fund

Balanced Fund

Government Income Fund

Intermediate Bond Fund

National Tax-Exempt Fund

Minnesota Tax-Exempt Fund

Money Market Fund

U.S. Government Money
     Market Fund

Tax-Exempt Money Market Fund


Piper Funds Inc.-II
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Adjustable Rate Mortgage
     Securities Fund


Piper Global Funds Inc.
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Emerging Markets Growth Fund
Pacific-European Growth Fund

PENDING ACQUISITION OF PIPER JAFFRAY COMPANIES INC.


Piper Jaffray Companies is the parent company of Piper Capital Management Incorporated, the investment advisor to each of the Piper funds listed in this supplement. On December 15, 1997, Piper Jaffray Companies announced that it had entered into an agreement to be acquired by U.S. Bancorp. It is anticipated that this acquisition will be completed in the second quarter of 1998, subject to regulatory approvals, the approval of Piper Jaffray Companies shareholders, and customary closing conditions.

U.S. Bancorp is a multi-state bank holding company headquartered in Minneapolis, Minnesota, with a geographic service area spanning 17 states. As of September 30, 1997, U.S. Bancorp was the 15th largest U.S. commercial bank holding company, with assets of approximately $70 billion. U.S. Bank National Association (U.S. Bank), a wholly owned subsidiary of U.S. Bancorp, currently acts as the investment advisor to 32 mutual funds in the First American Funds family. As of December 31, 1997, U.S. Bank, acting through its First American Asset Management group, managed more than $55 billion in assets, including approximately $20.5 billion in assets of the First American Funds.

Under the Investment Company Act of 1940, as amended, the acquisition of Piper Jaffray Companies by U.S. Bancorp will result in the automatic termination of the Piper funds' investment advisory agreements with Piper Capital and the sub-advisory agreements between Piper Capital and Edinburgh Fund Managers plc relating to Emerging Markets Growth Fund and Pacific-European Growth Fund. Consequently, subject to approval by the funds' board of directors, it is anticipated that fund shareholders will be asked to approve new advisory agreements and, if applicable, sub-advisory agreements containing the same fees and other substantive terms as the current agreements. Fund shareholders also may be asked to vote on other matters, including the possible combination of one or more of the funds into one or more of the First American Funds.

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PIPER FUNDS   222 South Ninth Street
Minneapolis, MN 55402-3804    Toll Free  800 866-7778